SECTION 1350 CERTIFICATIONS
In connection with the Quarterly Report of Bancorp of New Jersey, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Albert F. Buzzetti
Albert F. Buzzetti
President and Chief Executive Officer

/s/ Michael Lesler
Michael Lesler
Executive Vice President and Chief Financial Officer

November 14, 2007

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